THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries (which is composed of Brunei, Indonesia, Malaysia, the Philippines, Thailand and Vietnam) and Indochina (which is composed of Laos and Cambodia). The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa International Capital Management (Singapore) Limited provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The  Fund's NYSE trading symbol is "SGF". Weekly comparitive net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers.

    The Fund held its Annual Meeting of Shareholders on June 6, 1996, which was subsequently adjourned to and completed on July 1, 1996. Press releases summarizing the results of these meetings were sent to the Fund's registered holders shortly thereafter. If you would like a copy of the press releases, please contact Daiwa Securities Trust Company, the Fund's Administrator (the "Administrator") at the number directly below.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Singapore at (011-65) 220-1111, or the Administrator at (800) 933-3440 or (201) 915-3020. Inquiries concerning your share account should be directed to State Street Bank and Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in the Fund's shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing State Street Bank and Trust Company, c/o The Singapore Fund, Inc., P.O. Box 8200, Boston, MA 02266-8200.

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are AUTOMATICALLY ENROLLED by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares semi-annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market twice a year, on or about February 15th and August 15th. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------
on the NYSE or otherwise on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                December 5, 1996
DEAR SHAREHOLDERS:

    We are pleased to present the Annual Report of The Singapore Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1996.

STOCK MARKET REVIEW

    For the year ended October 31, 1996, the Singapore stock market rose by 3.5% as measured by the DBS 50 Index ("DBS 50"). Although the DBS 50 ended slightly up for the fiscal year, performance was characterized by the market making a sharp run-up early in the year and then giving up nearly all gains later in the year.

    During the earlier part of the year, a resurgence of foreign interest pushed the market strongly upward. Foreign investors were attracted by the good valuations and sound fundamentals of the local and Asian markets. During this time, the Singapore banks were buoyed by declining cost of funds, which, in turn, resulted in record spreads. Lending rates were sustained by a strong economy. At the same time, residential properties witnessed a spate of pent-up demand which resulted in strong take-up rates for new project launches. From the lows of November 1995, the DBS 50 rose about 23.0% to the highs in February 1996.

    The market quickly subdued as Budget Day in February approached. Worried by China-Taiwan tensions and Wall Street's one-day crash, which arose from interest rate fears, liquidity in the Singapore market evaporated. Investors had turned their attention to the speculative Malaysian Second Board and the residential property market. This decidedly speculative environment was to have direct consequences later in May when the government implemented measures to curb property speculation.

    From here on, market sentiment was further dampened by a slowdown in the Singapore economy. The Gross Domestic Product ("GDP") growth figures for the first and second quarters were a revised 11.4% and 7.5%, respectively. The recently released third quarter growth was just 3.2%. Sentiment was badly battered and the DBS 50 fell to a low of 516.25 on October 21, 1996. Recently, there has been a mini-rally in the local market as investors began to realize that the electronics sector is showing signs of recovery. The economy also appears to be bottoming.

    During the period reported, the Singapore Dollar ("SGD") weakened against the U.S. Dollar ("USD") by 0.4%. Hence, the DBS 50 has risen by 3.9% in USD terms.

    The Malaysian market had a much better year. The Kuala Lumpur Stock Exchange Composite Index ("KLCI") rose by 22.0% to 1168.31 on October 31, 1996. The Malaysian market climbed steadily throughout the year.

    The year started with the market being hit by a host of negative news on the economy. Investors were unhappy with the Malaysian government's apparent lack of conviction to slow what appeared to be an overheating economy and there were fears of a power struggle within the ruling party, the United Malays National Organization ("UMNO"). However, investors gradually decided that the contractionary measures imposed in the budget would slowly bring about an economic soft-landing and that fears of any power struggle within the UMNO were unfounded.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    The outlook on interest rates in Malaysia has also seen a dramatic change. At the start of the period under review, private sector economists were looking for a 0.8% rise in interest rates. The view today is that the current account deficit has turned a corner and economists favor a cut in interest rates.

    The Malaysian Ringgit made a small gain against the USD. In USD terms, the KLCI has risen by 22.8%.

FUND PERFORMANCE

    As of October 31, 1996, the  Fund's total net assets were approximately  USD
115.6 million, equivalent to a net asset value ("NAV") of USD 12.59 per share. The Fund started the fiscal year 1996 at USD 13.42. During the year, on December 28, 1995, the Fund paid a dividend of USD 0.9680 per share. Adjusting for this dividend amount, the Fund's net asset value increased by 1.0% for the fiscal year.

    In the first half, the Fund under-performed as it missed out on the performance of Singapore Telecom, which pushed up the DBS 50. Also, our holding of secondary stocks did not help the portfolio when, in early 1996, a bullish market fueled by overseas funds concentrated on blue chip stocks. The portfolio was repositioned in mid-year and action was taken to sell some of the secondary stocks. Funds were re-deployed into blue chip stocks expected to bounce strongly from oversold positions and a recovery in the economy. The strategy worked as the Fund significantly outperformed the benchmark in the second half.

    The portfolio's investment in Malaysia was increased gradually from about 8.0% to 16.0% during the year. The growth stocks that were chosen helped portfolio performance.

    The Fund ended the year in positive territory, returning 1.0%. The portfolio, nevertheless, still trailed the benchmark by 2.9% (in USD terms) over the 1996 fiscal year. The Fund's management, however, believes that the out-performance in the last six months may continue into the next year.

    The Fund ended the year with 7.3% in cash or equivalents and other net assets.

ECONOMIC REVIEW AND OUTLOOK

    In the third quarter of 1996, the Economic Survey, published by the Singapore Ministry of Trade and Industry ("MTI"), stated that GDP growth moderated from 11.4% and 7.5% in the first two quarters, respectively, to 3.2% this quarter.

    To a large extent, the economic slowdown is due to the sustained moderation in global electronics demand. The manufacturing sector declined by 4.3%, compared with 6.5% growth in the second quarter. The manufacturing sector accounts for about 25.0% of GDP and has significant spin-off effects on other sectors. Apart from disk drives, computer peripherals and printed circuit board assembly, all other segments of the electronics sector experienced a fall in demand. MTI attributed this to the world-wide electronics slowdown. The other non-electronics sectors performed weakly due to a mixture of cyclical and structural factors. A number of electronics-related industries, such as fabricated metal products, electrical machinery and appliances, machinery and plastic products were all adversely affected by weak demand from the electronics industry.

    On the bright  side, manufacturing investment  commitments ("MIC") rose  SGD
0.1 billion to SGD 2.5 billion as compared to the previous quarter. On a year-to-date basis, MIC at SGD 6.4 billion is 36% higher than the first three quarters of 1995. The other sectors of the economy did not register negative growth. The construction sector was the most robust, with growth of 13.6% in the third quarter of 1996. This was boosted by residential construction and civil engineering work. Growth in the commerce sector slowed to 2.7% in the third

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
quarter, from 9.8% and 6.1% in the first two quarters of the year, respectively. This was due to a slowdown in regional growth and re-export trade as well as weak retail sales. The financial and business services sector grew by 6.6%, as compared to the 7.1% growth posted in the previous quarter. This was despite the financial services sub-sector being hampered by a quiet stock market and thus registering a modest 3.3% growth. The transport and communications sector grew by 6.2%, supported by decent air transport and communications sub-sector growth.

    In the same report, productivity showed a decline of 2.8% in the third quarter of 1996, compared to growth of 4.2% and 1.0% in the two previous quarters, respectively. Unit Labor Cost increased by 10.0% and Unit Business Cost increased by 5.5%. This typically happens when the Singapore economy sees a slowdown in demand, during which the labor market is very tight and most companies are reluctant to layoff a portion of their workforce.

    Inflation remained subdued at 1.3%, as measured in terms of the Consumer Price Index. This represents a rise of only 0.2% over the previous quarter.

    The outlook for the Singapore economy is mildly pessimistic. However, the Composite Leading Index (CLI), an indicator of economic activity for the forthcoming three quarters, rose for the first time in a year. The MTI has lowered its full year 1996 forecast to 6.0%, but has stated that it expects the economy to recover next year and forecasts GDP growth of between 6.0% and 8.0% for 1997.

PORTFOLIO STRATEGY

    The Singapore economy is undergoing a cyclical downturn, exaggerated by the impact of planned structural changes in Singapore industries. The old industries are either being re-invigorated or abandoned for newer industries. In some cases, the answer was to shift and replicate overseas. Future GDP growth patterns will be determined by this change-over of industries. The GDP growth of around 10.0% per annum over the last few years will slow to a more sustainable and still attractive figure of 5.0% to 7.0% per annum.

    There are two main features to the current cyclical economic slowdown. One is the weak global electronics industry. There are encouraging signs of a recovery in this sector and the consensus is that the recovery will happen strongly next year. It is an industry which has secular growth potential, but is inherently volatile in the short-term. The other feature is the Government's efforts to slow what is a very fast-growing economy. The country is economically rich, and therefore robust in the face of short-term adversity. The current measures are more designed to prevent excesses from damaging the economy than, out of necessity, to tighten the belt as seen in indebted nations. The Fund's management expects these two factors to turn positive in the next year.

    Hence, we have adopted some basic strategies for Singapore stocks. One is to merely remain fully invested as the oversold position of the market reverses. Blue chip stocks in Singapore are cheap at current levels. Stocks are trading at price-earnings multiples of 19 and 18 times on 1996 and 1997 prospective earnings, respectively. It is our view that earnings forecasts by analysts risk undershooting actual earnings in the next year. This provides good buying opportunities into top quality stocks in Singapore. There will also be a gradual adjustment to investors' expectations and demand on the Singapore market. Market participants have been accustomed to economic growth of 10.0% per annum. The prospective annual growth of 5.0% to 7.0% for the next few years is hardly going to be terminal for the economy and share market. This may result in a re-rating and support for the price-earnings multiple in Singapore.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    The other strategy is to position the portfolio with companies expected to benefit from overseas earnings. We believe the payback time for overseas investments is happening now and will become more pronounced in the next few years. A more restrained Singapore dollar will help improve these companies' earnings.

    In the other ASEAN markets, our strategy remains essentially that of picking growth stocks; in particular, choosing those facing temporary setbacks from poor market sentiments induced by the current slowing economies.

    ASEAN economies are slowly overcoming their overheating problems. These economies are beginning to see a slowdown in internal demand, especially consumer demand, and hence mitigating the need for high interest rates. However, on the current account deficit front, the positives of slowing demand and imports are overshadowed by slowing exports. The latter is the result of the decline in world economic growth, but exaggerated by the global electronic slowdown. It is the Fund's view that, once exports recover, the economic fundamentals for these high-saving economies will again look very attractive.

    The Asian growth story has some way to go. Our moves in these markets will be driven by stock selection and buying into decidedly undervalued markets.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's investment policies, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Tan Seng Hock was appointed as the Fund's portfolio manager in May 1996, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Tan joined DBS Asset Management Ltd., of which the Fund's Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly-owned subsidiary, in November 1995 as an Investment Manager. From 1987 to 1994, Mr. Tan was Head of Investments at ANZ Investments Ltd. and Fund Manager--International & Strategy at Norwich Union Investment Management in New Zealand.

    We would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

                        [SIG]                                 [SIG]
SHUICHI KOMORI                              JAMES MCCARTHY
CHAIRMAN OF THE BOARD                       PRESIDENT

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS AND WARRANTS--92.71%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
SINGAPORE--77.14%
BANKS & FINANCIAL SERVICES--20.27%
 1,268,000  Hong Leong Finance Ltd.
             (Foreign)*........................  $  3,868,322
   790,000  Keppel Bank of Singapore Ltd.......     2,163,462
   136,250  Keppel Bank of Singapore Ltd.
             Warrants 2000+(1).................       134,365
   630,300  Oversea-Chinese Banking Corporation
             Ltd. (Foreign)*...................     7,199,596
 1,036,000  United Overseas Bank Ltd.
             (Foreign)*........................    10,069,670
                                                 ------------
                                                   23,435,415
                                                 ------------
BUILDING MATERIALS--1.86%
 1,250,000  NatSteel Ltd.......................     2,155,020
                                                 ------------
CONSTRUCTION ENGINEERING--4.79%
 3,015,000  Amtek Engineering Ltd..............     5,240,688
   100,000  Jurong Engineering Ltd.............       296,559
                                                 ------------
                                                    5,537,247
                                                 ------------
DIVERSIFIED--1.13%
   600,000  Singapore Technologies Industrial
             Corporation++.....................     1,302,590
                                                 ------------
FOOD, BEVERAGE, TOBACCO--9.31%
   200,000  Cerebos Pacific Ltd................     1,546,648
   540,000  Fraser & Neave Ltd.................     5,363,604
 1,035,000  Rothmans Industries Ltd............     3,855,090
                                                 ------------
                                                   10,765,342
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
INDUSTRIAL--12.79%
   740,400  Acma Ltd...........................  $  1,638,913
    74,000  Clipsal Industries Ltd. Warrants
             1998+(2)..........................        84,360
 3,518,000  CSA Holdings Ltd...................     3,793,799
   718,000  GP Batteries International Ltd.....     2,082,200
   284,500  GP Batteries International Ltd.
             Warrants 2000+(3).................       213,375
   900,000  Singapore Technologies Automotive
             Ltd. (Foreign)*++.................     1,813,409
 1,017,000  ST Electronic & Engineering Ltd.
             (Foreign)*++......................       887,485
 1,740,000  Wing Tai Holdings Ltd..............     4,271,302
                                                 ------------
                                                   14,784,843
                                                 ------------

PROPERTY DEVELOPMENT--12.04%
   728,000  City Developments Ltd..............     5,733,097
 1,100,000  DBS Land Ltd.++....................     3,465,059
   372,000  Singapore Land Ltd.................     2,058,602
   820,000  Straits Steamship Land Company
             Ltd...............................     2,513,232
   150,000  Straits Steamship Land Company Ltd.
             Warrants 2000+(4).................       154,310
                                                 ------------
                                                   13,924,300
                                                 ------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
SHIPYARDS--5.47%
   300,000  Jurong Shipyard Ltd................  $  1,404,753
   660,000  Keppel Corporation Ltd.++..........     4,916,637
                                                 ------------
                                                    6,321,390
                                                 ------------
TELECOMMUNICATIONS--4.03%
 2,000,000  Singapore Telecommunications
             Ltd.++............................     4,654,133
                                                 ------------
TRANSPORTATION--AIR--5.45%
   716,000  Singapore Airlines Ltd.
             (Foreign)*++......................     6,298,971
                                                 ------------
Total Singapore Common Stocks and Warrants.....
                                                   89,179,251
                                                 ------------
MALAYSIA--15.57%
BUILDING MATERIALS--3.43%
   700,000  Jaya Tiasa Holdings Berhad.........     3,961,219
                                                 ------------
CHEMICALS--1.86%
   700,000  Chemical Company of Malaysia
             Berhad............................     2,146,814
                                                 ------------
ENTERTAINMENT--3.58%
 2,400,000  Magnum Corporation Berhad..........     4,140,879
                                                 ------------
MACHINERY--4.96%
 1,250,000  UMW Holdings Berhad................     5,738,029
                                                 ------------
REAL ESTATE--1.74%
   550,000  Country Heights Holdings Berhad....     1,665,018

  SHARES                                            VALUE
----------                                       ------------

   275,000  Country Heights Holdings Berhad
             Warrants 2000+(5).................  $    348,239
                                                 ------------
                                                    2,013,257
                                                 ------------
Total Malaysia Common Stocks and Warrants......
                                                   18,000,198
                                                 ------------
Total Common Stocks and Warrants (Cost
  $105,143,446)................................   107,179,449
                                                 ------------

-------------------------------------------
TIME DEPOSITS--5.42%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
U.S. DOLLAR--0.10%
        92  Bank of New York, 3.4000% due
             11/1/96...........................        92,327
        24  Citibank, Singapore, 4.5625% due
             11/1/96...........................        24,467
                                                 ------------
Total U.S. Dollar Time Deposits................       116,794
                                                 ------------
SINGAPORE DOLLAR--5.32%
     8,672  Citibank, Singapore, 2.4643% to
             3.1875%, due 11/1/96 to 11/7/96...     6,152,388
                                                 ------------
Total Time Deposits (Cost $6,267,256)..........
                                                    6,269,182
                                                 ------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------

-------------------------------------------

                                                    VALUE
                                                 ------------
Total Investments--98.13%
  (Cost $111,410,702)..........................  $113,448,631
Other assets less liabilities--1.87%...........     2,156,125
                                                 ------------
NET ASSETS (Applicable to 9,184,963 shares of
  capital stock outstanding; equivalent to
  $12.59 per share)--100.00%...................  $115,604,756
                                                 ------------
                                                 ------------

------------------------

   * Foreign shares of the above issues are those held by non-Singapore residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents of Singapore).
 (1)  Each warrant entitles holders to buy one share of Common Stock for SGD
      3.20.
 (2)  Each warrant entitles holders to buy one share of Common Stock for USD
      2.03.
 (3)  Each warrant entitles holders to buy one share of Common Stock for USD
      2.10.
 (4)  Each warrant entitles holders to buy one share of Common Stock for SGD
      3.00.
 (5)  Each warrant entitles holders to buy one share of Common Stock for MYR
      5.30.
   +  Non-income producing securities.
  ++  Deemed to be an affiliated issuer.

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 1996
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Banks & Financial Services**.......    20.27%
Industrial**.......................    12.79
Property Development**.............    12.04
Food, Beverage, Tobacco............     9.31
Shipyards..........................     5.47
Transportation--Air................     5.45
Building Materials.................     5.29
Machinery..........................     4.96
Construction Engineering...........     4.79
Telecommunications.................     4.03

------------------------

  **  Includes the value of warrants.

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 1996
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
United Overseas Bank Ltd.
 (Foreign).........................     8.71%
Oversea-Chinese Banking Corporation
 Ltd. (Foreign)....................     6.23
Singapore Airlines Ltd.
 (Foreign).........................     5.45
UMW Holdings Berhad................     4.96
City Developments Ltd..............     4.96
Fraser & Neave Ltd.................     4.64
Amtek Engineering Ltd..............     4.53
Keppel Corporation Ltd.............     4.25
Singapore Telecommunications
 Ltd...............................     4.03
Wing Tai Holdings Ltd..............     3.69

See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities
     (cost--$85,423,182).....................    $ 90,110,347
    Affiliated securities
     (cost--$25,987,520).....................      23,338,284     $ 113,448,631
                                                 ------------
  Cash denominated in foreign currency
   (cost--$3,632,083)........................                         3,592,611
  Interest and dividends receivable..........                            61,451
  Prepaid expenses...........................                            30,413
                                                                  -------------
    Total assets.............................                       117,133,106
                                                                  -------------
LIABILITIES
  Payable for securities purchased...........                         1,258,216
  Payable to investment manager..............                            70,634
  Payable to investment adviser..............                            35,874
  Payable to administrator...................                            19,608
  Accrued expenses and other liabilities.....                           144,018
                                                                  -------------
    Total liabilities........................                         1,528,350
                                                                  -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,184,963 shares issued and outstanding...                            91,850
  Paid-in capital in excess of par value.....                       110,085,557
  Accumulated net investment loss............                            (4,699)
  Undistributed net realized gain on
   investments...............................                         3,438,290
  Net unrealized appreciation on investments
   and other assets and
   liabilities denominated in foreign
   currency..................................                         1,993,758
                                                                  -------------
    Net assets applicable to shares
     outstanding.............................                     $ 115,604,756
                                                                  -------------
                                                                  -------------
        NET ASSET VALUE PER SHARE............                     $       12.59
                                                                  -------------
                                                                  -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of $314,527)..........    $    985,273
    Affiliated securities (net of withholding
     taxes of $84,422).......................         251,756     $  1,237,029
                                                 ------------
  Interest...................................                          407,968
                                                                  ------------
    Total investment income..................                        1,644,997
                                                                  ------------
EXPENSES:
  Investment management fee and expenses.....                          869,856
  Investment advisory fee and expenses.......                          438,680
  Administration fees and expenses...........                          240,392
  Custodian fees and expenses................                          235,823
  Legal fees and expenses....................                           87,799
  Reports and notices to shareholders........                           86,196
  Osaka Securities Exchange fees and
   expenses..................................                           80,921
  Audit and tax services.....................                           61,750
  Insurance expense..........................                           46,178
  Directors' fees and expenses...............                           30,929
  Transfer agency fee and expenses...........                           21,343
  Other......................................                           27,637
                                                                  ------------
    Total expenses...........................                        2,227,504
                                                                  ------------
NET INVESTMENT LOSS..........................                         (582,507)
                                                                  ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES
 AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains on investments:
    Unaffiliated securities..................       3,082,558
    Affiliated securities....................       1,010,627        4,093,185
                                                 ------------
  Net realized foreign currency transaction
   gains.....................................                           84,875
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                       (2,342,514)
  Net change in unrealized appreciation
   (depreciation) on translation of short-
   term investments, cash and other assets
   and liabilities denominated in foreign
   currency..................................                            6,279
                                                                  ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................                        1,841,825
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                     $  1,259,318
                                                                  ------------
                                                                  ------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                           OCTOBER 31,
                                                 -------------------------------
                                                     1996              1995
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $    (582,507)    $    (515,444)
  Net realized gain on:
    Investments..............................        4,093,185         8,534,685
    Foreign currency transactions............           84,875           697,279
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........       (2,342,514)      (19,495,661)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................            6,279          (116,537)
                                                 -------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................        1,259,318       (10,895,678)
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............       (8,866,573)      (19,721,449)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................          330,635           640,798
    Exercise of rights issued................         --              26,797,140
                                                 -------------     -------------
  Net increase in net assets derived from
   capital stock transactions................          330,635        27,437,938
                                                 -------------     -------------
  Net decrease in net assets.................       (7,276,620)       (3,179,189)
NET ASSETS:
  Beginning of year..........................      122,881,376       126,060,565
                                                 -------------     -------------
  End of year (including accumulated net
   investment loss of $4,699
   and $19,493, respectively)................    $ 115,604,756     $ 122,881,376
                                                 -------------     -------------
                                                 -------------     -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe.
Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.  During  the year  ended October  31,  1996, the  Fund was  subject to
withholding  tax,  ranging  from  26%  to  32%,  on  certain  income  from   its
investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISOR

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 1996, expenses of $6,529 were paid to the Manager, representing

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
reimbursement to the Manager of costs relating to the attendance by its employees at meetings of the Fund's Board. During the year ended October 31, 1996, brokerage commissions of $12,441 were paid by the Fund to DBS Securities, an affiliate of the Manager, in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa International Capital Management (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. There were no brokerage commissions paid by the Fund during the year ended October 31, 1996 to affiliates of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DST"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DST a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000.

    DST also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DST has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DST receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 1996, DST earned $26,979 and DBS Bank earned $208,440 from the Fund for their respective custodial services.

    At October 31, 1996, the Fund owed to DST $19,608 and $39,738 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totalling $37,240.

    During   the  year  ended  October  31,  1996,  the  Fund  paid  or  accrued approximately $79,744 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 1996 was substantially the same as the cost of the securities for financial statement purposes. At October 31, 1996, the net unrealized appreciation on investments, excluding short-term securities, of $2,036,002 was composed of gross appreciation of $9,190,759 for those investments having an excess of value over cost, and gross depreciation of $7,154,757 for those investments having an excess of cost over value. For the year ended October 31, 1996, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $78,335,715 and $66,458,084, respectively.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    As of October 31, 1996, the Fund had permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996, undistributed net realized gain on investments was charged $1,018,346, paid-in-capital was charged $120, accumulated net investment loss was credited $597,301 and accumulated net realized loss on foreign currency transactions was credited $421,165.

CONCENTRATION OF RISK

    At October 31, 1996, the Fund had approximately 5% of its net assets invested in time deposits of a first-tier U.S. financial institution located in Singapore. While there is currently no rating system for Singapore debt securities, the Fund invests only in short-term debt securities which the Manager believes to be of high quality and subject to relatively low risk of loss of principal or interest.

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the years ended October 31, 1996 and 1995, 25,237 and 45,381 shares, respectively, were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 9,184,963 shares outstanding at October 31, 1996, Daiwa Securities America Inc., an affiliate of the Adviser and DST, owned 13,646 shares.

SUBSEQUENT EVENT

    On December 5, 1996, a dividend was declared by the Board. The distribution of $0.3790 per share is payable on December 26, 1996, to shareholders of record at the close of business on December 16, 1996. The New York Stock Exchange has determined that the ex-dividend date is December 12, 1996.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                       NET REALIZED AND
                                                                       UNREALIZED GAINS
                                                                         (LOSSES) ON       NET INCREASE
                                                                       INVESTMENTS AND    (DECREASE) IN
                                                             NET       FOREIGN CURRENCY        NET
                                          INVESTMENT     INVESTMENT                      ASSETS RESULTING
                                            INCOME      INCOME (LOSS)    TRANSACTIONS    FROM OPERATIONS
                                         -------------  -------------  ----------------  ----------------
                                         TOTAL    PER   TOTAL   PER     TOTAL     PER     TOTAL     PER
QUARTER ENDED                            (000)   SHARE  (000)  SHARE    (000)    SHARE    (000)    SHARE
---------------------------------------  ------  -----  -----  ------  --------  ------  --------  ------
January 31, 1996.......................  $  375  $0.04  $(176) $(0.02) $ 12,254  $ 1.33  $ 12,078  $ 1.31
April 30, 1996.........................     155   0.02   (423)  (0.05)   (1,468)  (0.15)   (1,891)  (0.20)
July 31, 1996..........................     675   0.07    110    0.01   (13,314)  (1.45)  (13,204)  (1.44)
October 31, 1996.......................     440   0.05    (94)  (0.01)    4,370    0.48     4,276    0.47
                                         ------  -----  -----  ------  --------  ------  --------  ------
For the year ended October 31, 1996....  $1,645  $0.18  ($583) $(0.07) $  1,842  $ 0.21  $  1,259  $ 0.14
                                         ------  -----  -----  ------  --------  ------  --------  ------
                                         ------  -----  -----  ------  --------  ------  --------  ------

January 31, 1995.......................  $  292  $0.04  $(280) $(0.04) $(18,947) $(2.76) $(19,227) $(2.80)
April 30, 1995.........................     227   0.03   (314)  (0.05)    7,554    1.09     7,240    1.04
July 31, 1995..........................     439   0.06     17    0.00     9,697    1.43     9,714    1.43
October 31, 1995.......................     627   0.09     61    0.02    (8,684)  (1.19)   (8,623)  (1.17)
                                         ------  -----  -----  ------  --------  ------  --------  ------
For the year ended October 31, 1995....  $1,585  $0.22  $(516) $(0.07) $(10,380) $(1.43) $(10,896) $(1.50)
                                         ------  -----  -----  ------  --------  ------  --------  ------
                                         ------  -----  -----  ------  --------  ------  --------  ------

PER SHARE SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                           NET ASSET          MARKET
                                             VALUE            PRICE*        SHARE
                                         --------------  ----------------  VOLUME*
QUARTER ENDED                             HIGH    LOW     HIGH      LOW     (000)
---------------------------------------  ------  ------  -------  -------  -------
January 31, 1996.......................  $13.76  $12.79  $15 3/4  $12 1/2   1,804
April 30, 1996.........................   13.88   13.27     15     13 5/8     934
July 31, 1996..........................   13.48   12.12     14     11 3/8   1,213
October 31, 1996.......................   12.93   12.20   12 3/4   11 1/2     816

January 31, 1995.......................   18.18   12.57   18 1/4   12 3/4   1,150
April 30, 1995.........................   13.84   12.94   15 1/2   13 1/4     609
July 31, 1995..........................   15.33   13.82   17 3/8   14 3/8     887
October 31, 1995.......................   15.02   13.39   15 7/8   12 3/4   2,060

------------------------
  *  As reported on the New York Stock Exchange.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                               FOR THE YEARS ENDED OCTOBER 31,
                                           ------------------------------------------------------------------------
                                               1996           1995           1994           1993           1992
                                           ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year......       $ 13.42        $ 18.49        $ 17.23        $ 10.38        $ 11.72
                                           ------------   ------------   ------------   ------------   ------------
Net investment loss.....................         (0.07)         (0.07)         (0.01)         (0.14)         (0.08)
Net realized and unrealized gains
 (losses) on investments and foreign
 currency transactions..................          0.21          (1.43)          2.66           7.32          (0.66)
                                           ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net asset
 value resulting from operations........          0.14          (1.50)          2.65           7.18          (0.74)
                                           ------------   ------------   ------------   ------------   ------------
Less: dividends and distributions to
 shareholders
  Net investment income.................        --             --             --             --              (0.08)
  Net realized gains from investments
   and foreign currency transactions....         (0.97)         (2.89)         (1.03)         (0.33)         (0.52)
                                           ------------   ------------   ------------   ------------   ------------
Total dividends and distributions to
 shareholders...........................         (0.97)         (2.89)         (1.03)         (0.33)         (0.60)
                                           ------------   ------------   ------------   ------------   ------------
Dilutive effect of rights offering......        --              (0.64)         (0.30)        --             --
                                           ------------   ------------   ------------   ------------   ------------
Offering costs charged to paid-in
 capital in excess of par value.........        --              (0.04)         (0.06)        --             --
                                           ------------   ------------   ------------   ------------   ------------
Net asset value, end of year............       $ 12.59        $ 13.42        $ 18.49        $ 17.23        $ 10.38
                                           ------------   ------------   ------------   ------------   ------------
                                           ------------   ------------   ------------   ------------   ------------
Per share market value, end of year.....       $ 12.125       $ 13.500       $ 18.000       $ 19.750       $ 10.250
                                           ------------   ------------   ------------   ------------   ------------
                                           ------------   ------------   ------------   ------------   ------------
Total investment return:
  Based on market price at beginning and
   end of year, assuming reinvestment of
   dividends*...........................         (3.54)%        (6.89)%        (0.19)%        99.02%          9.95%
  Based on net asset value at beginning
   and end of year, assuming
   reinvestment of dividends*...........          0.76%        (10.06)%        18.39%         71.46%         (6.19)%
Ratios and supplemental data:
  Net assets, end of year (in
   millions)............................       $115.6         $122.9         $126.1         $ 87.8         $ 52.8
  Ratios to average net assets of:
    Expenses+...........................          1.85%          2.01%          1.90%          2.42%          2.63%
    Net investment loss+................         (0.48)%        (0.49)%        (0.08)%        (1.05)%        (0.70)%
  Portfolio turnover....................         62.78%         62.85%         82.12%         90.19%         23.66%
  Average commission rate per share.....    $0.0194           N/A            N/A            N/A            N/A

--------------------------
  * For the years ended October 31, 1995 and 1994, the total investment return includes the benefit of shares resulting from the exercise of the rights.
  + Ratios for the years ended October 31, 1993 and 1992 include the amortization of certain initial and non-recurring expenses totaling $32,519 and $162,602, respectively, related to the listing of the Fund's shares on the Osaka Securities Exchange. If such expenses had not been included, the ratios of expenses and of net investment loss to average net assets would have been 2.38% and (1.01)% for the year ended October 31, 1993, and 2.35% and (0.42)%, for the year ended October 31, 1992.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 5, 1996

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1996) as to the federal tax status of distributions received by you during such fiscal year. Accordingly, the Fund is hereby advising you that, of the $0.9680 per share distribution paid during the fiscal year on December 28, 1995, $0.2960 represented an ordinary income dividend, and $0.6720 represented a long-term capital gain distribution.

    In addition, on December 5, 1996, the Board of Directors of the Fund declared a total distribution of $0.3790 per share, of which $0.1360 represents a dividend from ordinary income and $0.2430 represents a distribution of long-term capital gains.

    During the Fund's fiscal year ended October 31, 1996, the Fund paid $413,743 in foreign taxes. The Fund has elected to give the benefit of the foreign tax credit to its shareholders.

    Because the Fund's fiscal year is not the calendar year, a notification will be sent to shareholders in respect of calendar year 1996. This notification, which will reflect the amount of income from foreign sources to be used by calendar year taxpayers on their federal income tax returns, as well as the amount of any foreign tax credit available to its shareholders, will be made in conjunction with Form 1099 DIV and will be mailed in January 1997.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

----------------------------------------
BOARD OF DIRECTORS
Suichi Komori, CHAIRMAN
David G. Harmer
James McCarthy
Alfred C. Morley
Frederick W. Zuckerman
--------------------------------------------
OFFICERS

James McCarthy
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Edward J. Grace
TREASURER
John J. O'Keefe
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa International Capital Management
(Singapore) Limited

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
--------------------------------------------
Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [ART]

                                 ANNUAL REPORT
                                OCTOBER 31, 1996